Exhibit 99.2

Contact:	FOR RELEASE:
Tyler H. Rose	January 25, 2010
Executive Vice President and Chief Financial Officer
(310) 481-8484 or
Michelle Ngo
Vice President and Treasurer
(310) 481-8581

KILROY REALTY CORPORATION REPORTS

FOURTH QUARTER FINANCIAL RESULTS

Southern California-based REIT Announces It Signed

1.1 Million Square Feet of Leases During the Quarter

LOS ANGELES, January 25, 2010 – Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its fourth quarter and fiscal year ended December 31, 2009, and also announced that it had executed 1.1 million square feet of leases during the final quarter of the year, a number that exceeded its leasing volume for the first three quarters of 2009 combined.

For the quarter ended December 31, 2009, KRC reported a net loss available to common stockholders of $3.0 million, or $0.08 per share, compared to net income available to common stockholders of $4.5 million, or $0.14 per share, in the fourth quarter of 2008. Revenues from continuing operations in the fourth quarter totaled $67.4 million, compared to $72.3 million in the prior year’s fourth quarter. Funds from operations (FFO) for the period totaled $17.7 million, or $0.39 per share, compared to $25.7 million, or $0.73 per share, in the prior year period. The results for the fourth quarter and fiscal year ended December 31, 2009 include a previously announced one-

time $7.0 million charge for separation payments related to the resignation for personal reasons of the company’s former chief financial officer in December 2009.

For its fiscal year ended December 31, 2009, KRC reported net income available to common stockholders of $21.8 million, or $0.53 per share, compared to $29.8 million, or $0.91 per share, in fiscal year ended December 31, 2008. Revenues from continuing operations in 2009 totaled $279.4 million, compared to $289.4 million in 2008. FFO for the year totaled $107.2 million, or $2.60 per share, compared to $114.0 million, or $3.26 per share, in 2008.

Results for the fourth quarter and fiscal year ended December 31, 2009 also include gains on early extinguishment of debt of approximately $1.8 million, or $0.04 per share, and $4.9 million, or $0.12 per share, respectively, related to the company’s repurchase of $122.0 million and $162.0 million, respectively, of its exchangeable senior notes, which mature in 2012. Results for the fiscal year ended December 31, 2008 include a net lease termination fee of approximately $5.0 million, or $0.14 per share, related to an early termination agreement. All per share amounts in this report are presented on a diluted basis. Financial information for prior periods has been adjusted for the retroactive application of new accounting guidance adopted by the company effective January 1, 2009.

KRC said that new or renewing leases the company signed in the fourth quarter included approximately 583,000 square feet of office leases and 545,000 square feet of industrial leases. Approximately 281,000 square feet was leased in San Diego, 273,000 square feet was leased in Los Angeles and 553,000 square feet was leased in Orange County. For the full year, the company executed 2.0 million square feet of leases.

“We made tremendous and encouraging progress in our leasing program during the fourth quarter,” said John B. Kilroy, Jr., the company’s president and chief executive officer, “with results that exceeded our efforts through the first three quarters of 2009 combined. Nonetheless, we expect real estate markets to remain choppy going forward until job growth resumes.”

KRC’s stabilized portfolio increased slightly to just under 12.4 million square feet during the fourth quarter, as the company’s one remaining development project, a 51,000 square-foot medical office building located in the company’s Sorrento Gateway development in coastal San Diego County, was added to the stabilized portfolio. It is currently 25% leased. The stabilized portfolio was 82.8% occupied at year-end 2009.

KRC management will discuss earnings guidance for fiscal 2010 during the company’s January 26, 2010 earnings conference call. The call will begin at 11:00 a.m. Pacific time and last approximately one hour. Those interested in listening via the Internet can access the conference call at www.kilroyrealty.com. Please go to the website 15 minutes before the call and register. It may be necessary to download audio software to hear the conference call. Those interested in listening via telephone can access the conference call at (888) 679-8038, reservation # 12058680. A replay of the conference call will be available via phone through February 9, 2010 at (888) 286-8010, reservation # 55849524, or via the Internet at the company’s website.

Some of the information presented in this release is forward looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995. Although Kilroy Realty Corporation believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from Kilroy Realty’s expectations are set forth as risk factors in the company’s Securities and Exchange Commission reports and filings. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; Kilroy Realty’s ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs, including utility costs; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; its ability to complete current and future development projects on schedule and on budget; the demand for office space in markets in which Kilroy Realty has a presence; and risks detailed from time to time in the company’s SEC reports, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Many of these factors are beyond Kilroy Realty’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, Kilroy Realty claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Kilroy Realty Corporation, a member of the S&P Small Cap 600 Index, is a Southern California-based real estate investment trust active in the office and industrial property sectors. For over 60 years, the company has owned, developed, acquired and managed real estate assets primarily in the coastal regions of Los Angeles, Orange and San Diego counties. At December 31, 2009, the company owned 8.7 million rentable square feet of commercial office space and 3.7 million rentable square feet of industrial space. More information is available at www.kilroyrealty.com.

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KILROY REALTY CORPORATION

SUMMARY QUARTERLY RESULTS

(unaudited, in thousands, except per share data)

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008(1)	Year Ended December 31, 2009	Year Ended December 31, 2008(1)
Revenues from continuing operations	$67,379	$72,284	$279,434	$289,355
Revenues including discontinued operations	$67,379	$72,437	$279,434	$290,167
Net (loss) income available for common stockholders	$(3,009)	$4,522	$21,794	$29,829
Weighted average common shares outstanding - basic	42,936	32,719	38,705	32,467
Weighted average common shares outstanding - diluted	42,936	32,929	38,732	32,541
Net (loss) income available to common stockholders per share - basic	$(0.08)	$0.14	$0.53	$0.91
Net (loss) income available to common stockholders per share - diluted	$(0.08)	$0.14	$0.53	$0.91
Funds From Operations (2), (3)	$17,679	$25,737	$107,159	$113,972
Weighted average common shares/units outstanding - basic (4)	45,502	34,848	41,222	34,904
Weighted average common shares/units outstanding - diluted (4)	45,557	35,058	41,249	34,979
Funds From Operations per common share/unit - basic (4)	$0.39	$0.74	$2.60	$3.27
Funds From Operations per common share/unit - diluted (4)	$0.39	$0.73	$2.60	$3.26
Common shares outstanding at end of period			43,149	33,086
Common partnership units outstanding at end of period			1,723	1,754

Total common shares and units outstanding at end of period			44,872	34,840

			December 31, 2009	December 31, 2008
Stabilized portfolio occupancy rates:
Office			80.6%	86.2%
Industrial			88.2%	96.3%

Weighted average total			82.8%	89.2%
Los Angeles			88.9%	92.6%
San Diego			76.8%	83.1%
Orange County			84.8%	94.1%
Other			93.9%	94.2%

Weighted average total			82.8%	89.2%
Total square feet of stabilized properties owned at end of period:
Office			8,709	8,650
Industrial			3,654	3,719

Total			12,363	12,369

(1)	Results have been adjusted for the retroactive application of the new accounting pronouncements adopted by the company on January 1, 2009.
(2)	Reconciliation of Net Income Available to Common Stockholders to Funds From Operations and management statement on Funds From Operations are included after the Consolidated Statements of Operations.
(3)	Reported amounts are attributable to common stockholders and common unitholders.
(4)	Calculated based on weighted average shares outstanding including participating share-based awards and assuming the exchange of all common limited partnership units outstanding.

KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2009	December 31, 2008(1)
ASSETS
REAL ESTATE ASSETS:
Land and improvements	$335,932	$336,874
Buildings and improvements	1,920,543	1,889,833
Undeveloped land and construction in progress	263,608	248,889

Total real estate held for investment	2,520,083	2,475,596
Accumulated depreciation and amortization	(605,976)	(532,769)

Total real estate assets, net	1,914,107	1,942,827
Cash and cash equivalents	9,883	9,553
Restricted cash	2,059	672
Marketable securities	3,452	1,888
Current receivables, net	3,236	5,753
Deferred rent receivables, net	74,392	67,144
Notes receivable	10,679	10,824
Deferred leasing costs and acquisition-related intangibles, net	51,832	53,539
Deferred financing costs, net	8,334	5,883
Prepaid expenses and other assets, net	6,307	4,835

TOTAL ASSETS	$2,084,281	$2,102,918

LIABILITIES, NONCONTROLLING INTERESTS AND EQUITY
LIABILITIES:
Secured debt	$294,574	$316,456
Exchangeable senior notes, net	436,442	429,892
Unsecured senior notes	144,000	144,000
Unsecured line of credit	97,000	252,000
Accounts payable, accrued expenses and other liabilities	52,533	55,066
Accrued distributions	17,136	21,421
Deferred revenue and acquisition-related liabilities	66,890	76,219
Rents received in advance and tenant security deposits	18,230	19,340

Total liabilities	1,126,805	1,314,394

NONCONTROLLING INTEREST:
7.45% Series A cumulative redeemable preferred units of the Operating Partnership	73,638	73,638
EQUITY
Stockholders’ Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157
Common stock	431	331
Additional paid-in capital	913,657	700,122
Distributions in excess of earnings	(180,722)	(137,052)

Total stockholders’ equity	854,948	684,983

Noncontrolling Interest
Common units of the Operating Partnership	28,890	29,903

Total equity	883,838	714,886

TOTAL LIABILITIES, NONCONTROLLING INTERESTS AND EQUITY	$2,084,281	$2,102,918

(1)	Results have been adjusted for the retroactive application of the new accounting pronouncements adopted by the company on January 1, 2009.

KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008(1)	Year Ended December 31, 2009	Year Ended December 31, 2008(1)
REVENUES:
Rental income	$60,690	$63,606	$247,649	$251,520
Tenant reimbursements	6,177	7,875	28,075	30,986
Other property income	512	803	3,710	6,849

Total revenues	67,379	72,284	279,434	289,355

EXPENSES:
Property expenses	12,099	12,682	49,709	48,861
Real estate taxes	6,069	5,948	24,330	22,063
Provision for bad debts	174	383	569	4,051
Ground leases	370	391	1,597	1,617
General and administrative expenses	17,915	10,210	39,938	38,260
Interest expense	11,078	12,923	46,119	45,346
Depreciation and amortization	21,019	21,197	87,627	83,215

Total expenses	68,724	63,734	249,889	243,413

OTHER INCOME (LOSS):
Interest income and other net investment gains (losses)	226	(285)	1,300	(93)
Gain on early extinguishment of debt	1,790	—	4,909	—

Total other income (loss)	2,016	(285)	6,209	(93)
INCOME FROM CONTINUING OPERATIONS	671	8,265	35,754	45,849
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	—	153	—	812
Expenses from discontinued operations	—	101	(224)	16
Net gain on dispositions of discontinued operations	—	—	2,485	234

Total income from discontinued operations	—	254	2,261	1,062

NET INCOME	671	8,519	38,015	46,911
Net loss (income) attributable to noncontrolling common units of the Operating Partnership	119	(198)	(1,025)	(1,886)

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	790	8,321	36,990	45,025
PREFERRED DISTRIBUTIONS AND DIVIDENDS:
Distributions on noncontrolling cumulative redeemable preferred units of the Operating Partnership	(1,397)	(1,397)	(5,588)	(5,588)
Preferred dividends	(2,402)	(2,402)	(9,608)	(9,608)

Total preferred distributions and dividends	(3,799)	(3,799)	(15,196)	(15,196)
NET (LOSS) INCOME AVAILABLE TO COMMON STOCKHOLDERS	$(3,009)	$4,522	$21,794	$29,829

Weighted average common shares outstanding - basic	42,936	32,719	38,705	32,467
Weighted average common shares outstanding - diluted	42,936	32,929	38,732	32,541
Net (loss) income available to common stockholders per share - basic	$(0.08)	$0.14	$0.53	$0.91

Net (loss) income available to common stockholders per share - diluted	$(0.08)	$0.14	$0.53	$0.91

(1)	Results have been adjusted for the retroactive application of the new accounting pronouncements adopted by the company on January 1, 2009.

KILROY REALTY CORPORATION FUNDS FROM OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008(1)	Year Ended December 31, 2009	Year Ended December 31, 2008(1)
Net (loss) income available for common stockholders	$(3,009)	$4,522	$21,794	$29,829
Adjustments:
Net (loss) income attributable to noncontrolling common units of the Operating Partnership	(119)	198	1,025	1,886
Depreciation and amortization of real estate assets	20,807	21,017	86,825	82,491
Net gain on dispositions of discontinued operations	—	—	(2,485)	(234)

Funds From Operations (2)	$17,679	$25,737	$107,159	$113,972

Weighted average common shares/units outstanding - basic	45,502	34,848	41,222	34,904
Weighted average common shares/units outstanding - diluted	45,557	35,058	41,249	34,979
Funds From Operations per common share/unit - basic (3)	$0.39	$0.74	$2.60	$3.27

Funds From Operations per common share/unit - diluted (3)	$0.39	$0.73	$2.60	$3.26

(1)	Results have been adjusted for the retroactive application of the new accounting pronouncements adopted by the company on January 1, 2009.

(2)	The company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the company’s activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of the company’s operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the company’s FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the company’s properties, which are significant economic costs and could materially impact the company’s results from operations.

(3)	Reported amounts are attributable to common stockholders and common unitholders.